                                                                     EXHIBIT 4.0

CUSIP No.  989390109


                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13D

            The undersigned agree as follows:

            (i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

            (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

            Dated: August 2, 2005

                                    V. PREM WATSA


                                    /s/ V. Prem Watsa
                                    -----------------------------------------



                                    1109519 ONTARIO LIMITED


                                    By:  /s/ V. Prem Watsa
                                         -------------------------------------
                                         Name: V. Prem Watsa
                                         Title: President



                                    THE SIXTY TWO INVESTMENT COMPANY
                                    LIMITED


                                    By:  /s/ V. Prem Watsa
                                         ------------------------------------
                                         Name: V. Prem Watsa
                                         Title: President



                                    810679 ONTARIO LIMITED


                                    By:  /s/ V. Prem Watsa
                                         ------------------------------------
                                         Name: V. Prem Watsa
                                         Title: President



                                    FAIRFAX FINANCIAL HOLDINGS LIMITED


                                    By:  /s/ Paul Rivett
                                         ------------------------------------
                                         Name: Paul Rivett
                                         Title: Vice President

                                    CRC (BERMUDA) REINSURANCE LIMITED


                                    By:  /s/ Ronald Schokking
                                         ------------------------------------
                                         Name: Ronald Schokking
                                         Title: Vice President



                                    FFHL GROUP LTD.


                                    By:  /s/ V. Prem Watsa
                                         ------------------------------------
                                         Name: V. Prem Watsa
                                         Title: Vice President and Director



                                    FAIRFAX INC.


                                    By:  /s/ John Cassil
                                         ------------------------------------
                                         Name: John Cassil
                                         Title: Vice President



                                    TIG HOLDINGS, INC.


                                    By:  /s/ V. Prem Watsa
                                         ------------------------------------
                                         Name: V. Prem Watsa
                                         Title: Chairman and Director

                                    TIG INSURANCE GROUP, INC.


                                    By:  /s/ Scott Donovan
                                         ------------------------------------
                                         Name: Scott Donovan
                                         Title: President



                                    TIG INSURANCE COMPANY


                                    By:  /s/ Scott Donovan
                                         ------------------------------------
                                         Name: Scott Donovan
                                         Title: President



                                    ODYSSEY RE HOLDINGS CORP.


                                    By:  /s/ Robert Giammarco
                                         ------------------------------------
                                         Name: Robert Giammarco
                                         Title: Executive Vice President and
                                                Chief Financial Officer



                                    ODYSSEY AMERICA REINSURANCE
                                      CORPORATION


                                    By:  /s/ Robert Giammarco
                                         ------------------------------------
                                         Name: Robert Giammarco
                                         Title: Executive Vice President



                                    CLEARWATER INSURANCE COMPANY


                                    By:  /s/ Robert Giammarco
                                         ------------------------------------
                                         Name: Robert Giammarco
                                         Title: Executive President

                                    CRUM & FORSTER HOLDINGS CORP.


                                    By:  /s/ Carol Ann Soos
                                         ------------------------------------
                                         Name: Carol Ann Soos
                                         Title: Secretary



                                    CRUM & FORSTER HOLDING INC.


                                    By:  /s/ Valerie J. Gasparik
                                         ------------------------------------
                                         Name: Valerie J. Gasparik
                                         Title: Secretary



                                    UNITED STATES FIRE INSURANCE
                                      COMPANY


                                    By:  /s/ Carol Ann Soos
                                         ------------------------------------
                                         Name: Carol Ann Soos
                                         Title: Vice President



                                    THE NORTH RIVER INSURANCE COMPANY


                                    By:  /s/ Carol Ann Soos
                                         ------------------------------------
                                         Name: Carol Ann Soos
                                         Title: Vice President